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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                            -------------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 9, 1997



                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


                                    Maryland
                            (State of Incorporation)


                 1-11918                                      94-3175659
        (Commission File Number)                       (IRS Employer Id. Number)



   Four Embarcadero Center, Suite 3150                           94111
            San Francisco, CA                                 (Zip Code)
(Address of principal executive offices)





                                 (415) 391-4300
              (Registrant's telephone number, including area code)


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit
Number            Exhibit
-------           -------

1.1 Definitive Underwriting Agreement, dated July 9, 1997, relating to the 7.70% Notes due 2017.

4.1 Definitive Indenture, dated as of May 22, 1996, incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K of TriNet Corporate Realty Trust, Inc., dated June 14, 1996 and filed with the Securities and Exchange Commission on July 1, 1996.

4.2 Definitive Supplemental Indenture No. 2, dated as of July 14, 1997, relating to the 7.70% Notes due 2017 and including the form of 7.70% Note due 2017.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               TRINET CORPORATE REALTY TRUST, INC.


                               By: /s/ A. William Stein
                                   ---------------------------------------------
                                   A. William Stein
                                   Executive Vice President and Chief Financial
                                   Officer (Authorized Officer of the Registrant and Principal Financial Officer)



Dated:  July 21, 1997







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